UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):   January 20, 2005


                    ADVANCED BATTERY TECHNOLOGIES, INC.
            ----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


      Delaware                     0-13337                  22-2497491
 ----------------------------------------------------------------------------
 (State of Incorporation)      (Commission File        (IRS Employer
                                Number)                 Identification No.)


            136-14 Northern Blvd., Suite 8E, Flushing, NY 11354
            ---------------------------------------------------
                 (Address of Principal Executive Offices)

                               (718) 359-6866
                      -----------------------------
                      Registrant's Telephone Number

               425 Washington Blvd., Jersey City, NJ 07310
               --------------------------------------------
              (Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 3.02  Unregistered Sale of Equity Securities

     On January 20, 2005 Advanced Battery Technologies entered into a contract with its Chairman, Zhiguo Fu, as well as Zhijie Fu and Wenhua Yang. The contract acknowledged that these three individuals had provided $4,832,976 to fund the construction of plant facilities owned by Heilongjiang ZhongQiang Power-Tech Co., Ltd. Since Advanced Battery Technologies owns 70% of Heilongjiang ZhongQiang Power-Tech Co., Ltd., the contract provided that Advanced Battery Technologies would issue a total of 11,276,947 shares to satisfy $3,383,084 (70%) of the loan from the investors to Heilongjiang ZhongQiang Power-Tech Co., Ltd. The investors agreed that the remaining 30% would be a contribution to the capital of Heilongjiang ZhongQiang Power-Tech Co., Ltd.

                                   EXHIBITS

10. Investment Agreement dated January 20, 2005 with Zhiguo Fu, Zhijie Fu and Wenhua Yang.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANCED BATTERY TECHNOLOGIES, INC.


Dated: January 27, 2005             By:/s/ Zhiguo Fu
                                    --------------------------
                                    Zhiguo Fu
                                    Chief Executive Officer